UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 27, 2022

BAIN CAPITAL SPECIALTY FINANCE, INC.

(Exact name of Registrant as Specified in Its Charter)

delaware	814-01175	81-2878769
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Clarendon Street, 37th Floor, Boston, MA	02116
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 516-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	BCSF	New York Stock Exchange

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of July 27, 2022, the Board of Directors of Bain Capital Specialty Finance, Inc. (the “Company”) appointed Michael J. Boyle as an interested Class II director of the Company. Effective upon the appointment of Mr. Boyle as a director, the size of the Board was expanded from seven to eight members.

Mr. Boyle has served as the President of the Company since January 2021. He served as the Company’s Vice President and Treasurer from February 2018 to January 2021. He is a Managing Director and Portfolio Manager in the Private Credit Group based in Bain Capital Credit, LP’s (“Bain Capital Credit”) Boston office. He is responsible for Bain Capital Credit’s Global Direct Lending strategy. Mr. Boyle started his career at Bain Capital Credit, over which time he has been a member of the portfolio analytics team, the Industry Research team, and the Liquid Credit portfolio management team. Mr. Boyle received a B.S. from Boston College.

In addition, effective as of July 27, 2022, the Board of Directors of the Company appointed Jessica Yeager to the position of Secretary of the Company. Ms. Yeager is a Vice President and Funds Counsel for Bain Capital Credit. Ms. Yeager joined Bain Capital Credit in 2017. Michael Treisman was previously Vice President and Secretary of the Company and will continue to serve as Vice President of the Company.

Ms. Yeager and Mr. Boyle do not have any family relationships with any current director, executive officer, or person nominated to become a director or executive officer, of the Company, and there are no transactions or proposed transactions, to which the Company is a party, or intended to be a party, in which either Ms. Yeager or Mr. Boyle has, or will have, a material interest subject to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Bain Capital Specialty Finance, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIN CAPITAL SPECIALTY FINANCE, INC.

Date: August 1, 2022	By:	/s/ Jessica Yeager
		Name:	Jessica Yeager
		Title:	Secretary